UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 10, 2018

Navient Funding, LLC
(Exact name of depositor as specified in its charter)

Navient Solutions, LLC
(Exact name of depositor as specified in its charter)

Delaware	333-190926	04-3480392
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2001 Edmund Halley Drive Reston, VA 20191 _________________________________ (Address of principal executive offices)
Issuer’s telephone number, including area code:	(703) 984-6578
Not Applicable
______________________________________________
 Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 [  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.01 ABS Informational and Computational Material.

As required by Item 1105 of Regulation AB, information concerning the static pool data of previous similar loan securitizations of Navient Solutions, LLC, as sponsor, is attached hereto as Exhibit 99.1.  We caution you that the pool of trust student loans in your trust may not perform in a similar manner to the student loans in other trusts.

ITEM 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits
99.1	Static Pool Information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the issuing entity has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Navient Funding, LLC

Date: January 10, 2018	By:	/s/ Mark Rein
Name: Mark Rein
Title: Vice President

INDEX TO EXHIBITS

99.1	Static Pool Information